UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2010

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003		75-2259890
(Commission File Number)		(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)

214-631-1166
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective October 27, 2010, the Registrant entered into a Fourth Amendment to Consolidated, Amended and Restated Loan and Security Agreement and Loan Documents (“Fourth Amendment”) with Textron Financial Corporation (“Textron”) to amend its consolidated receivables, inventory and acquisition revolving line of credit. Pursuant to the Fourth Amendment, the maximum aggregate commitment under the facility, which is currently $75 million, will be $60 million effective January 31, 2011, $50 million effective July 31, 2011, and $40 million effective January 31, 2012. The revolving period of the Receivable Loan Component was extended one year from January 31, 2011 to January 31, 2012, provided that if the maximum amount outstanding exceeds the maximum aggregate commitment on any of the respective dates on which the maximum aggregate commitment is reduced, the revolving term shall end on that date. The maturity date will remain at January 31, 2013. The interest rate for the Receivable Loan Component will remain at the prime rate with an increase in the floor interest rate from 6.00% to 6.25%. The terms of the Inventory and Acquisition Loan Components remained the same.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

In connection with the matters described in Items 1.01 and 2.03 above, the Registrant issued a press release on November 1, 2010. The information in this item (including Exhibit 99.1) and the exhibit referenced as Exhibit 99.1 in Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information or exhibit be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

*10.1	Fourth Amendment to Consolidated, Amended and Restated Loan and Security Agreement and Loan Documents dated as of October 27, 2010 between the Registrant and Textron Financial Corporation.
*99.1	Press Release issued by the Registrant on November 1, 2010 announcing the amendment of the loan agreement.
_______________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	November 1, 2010		SILVERLEAF RESORTS, INC.

		By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Fourth Amendment to Consolidated, Amended and Restated Loan and Security Agreement and Loan Documents dated as of October 27, 2010 between the Registrant and Textron Financial Corporation.
*99.1	Press Release issued by the Registrant on November 1, 2010 announcing the amendment of the loan agreement.
_______________
* filed herewith